8. Related-Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Related Party Transactions [Abstract]
8. Related-Party Transactions

Amounts due to related parties include the following: (in thousands)

	March 31	December 31
	2015	2014

Loans due to stockholders (current and former officers and directors)
Due within one year	$350	$600
Long-term	2,578	2,598
	$2,928	$3,198

At March 31, 2015, $2,928,000 of related party debt was outstanding. $350,000 is interest free and will be repaid during 2015. The remaining balance of $2,578,000 matures on April 1, 2016 and carries an annual interest rate of 0.21%.

During the quarter ending March 31, 2015 the Company entered into a sales contract, in the normal course of business with a customer (Horizon Latin America) in which the Company holds an equity interest.  The customer purchased perpetual software license $500,000, which has been recognized in the first quarter of 2015.  The Company owns a cost based investment interest of 19% in the customer with no voting rights or board representation therein.

Amounts due to related parties include the following: (in thousands)

	December 31	December 31
	2014	2013

Loans due to stockholders (current and former officers and directors)
Due within one year	$600	$3,500
Long-term	2,598	-
	$3,198	$3,500

At December 31, 2014, $3,198,000 of related party debt was outstanding. $600,000 is interest free and will be repaid during 2015. The remaining balance of $2,598,000 matures on April 1, 2016 and carries an annual rate of interest of 0.21%.

During 2014 the Company settled a total of $1,672,000 approximately of related party debt, by a combination of:

i.	paying $250,000
ii.	issuing a new note payable of $600,000 to be repaid in 2015

iii.	Issuing 246,000 new shares of common stock

The difference between the amount of related party debt eliminated and the fair value of consideration paid by the company is considered a capital transaction and resulted in an increase of $269,000 to additional paid in capital.